                               SECOND AMENDMENT


          SECOND AMENDMENT, dated as of August 25, 1997 (this "Second Amendment"), to the Credit Agreement, dated as of August 23, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CASE CORPORATION, a Delaware corporation (the "U.S. Borrower"), CASE CANADA CORPORATION/CORPORATION CASE CANADA, a company organized under the laws of the province of Ontario, Canada (the "Canadian Borrower"), each FOREIGN SUBSIDIARY BORROWER (as therein defined) (together with the U.S. Borrower and the Canadian Borrower, the "Borrowers"), the Co-Agents named on the signature pages thereof (the "Co-Agents"), the Lead Managers named on the signature pages thereof (the "Lead Managers"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), THE BANK OF NOVA SCOTIA, a Canadian chartered bank (as therein defined, the "Canadian Administrative Agent"), and THE CHASE MANHATTAN BANK, a New York banking corporation (as therein defined, the "General Administrative Agent") as administrative agents for the Lenders thereunder.


                             W I T N E S S E T H:
                             -------------------


          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers; and

          WHEREAS, the Borrowers have requested, and, upon this Second Amendment becoming effective, the Majority Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Second Amendment;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. Defined Terms. Terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

          2. Amendments to Section 1 of the Credit Agreement. Subsection 1.1 of the Credit Agreement is amended by (a) deleting in their entirety the definitions of "Debt" and "Indebtedness" contained therein and (b) inserting the following new definitions in the appropriate alphabetical order:

          "Case Vendor Financing": financing which is provided by a Person other than the U.S. Borrower or one of its Subsidiaries or Affiliates to a customer of the U.S. Borrower or one of its Subsidiaries or Affiliates.

          "Case Credit Subordinated Debt": any Indebtedness of the U.S. Borrower or any of its Consolidated Subsidiaries to Case Credit and its Consolidated Subsidiaries which is subordinated pursuant to subordination provisions in substantially the form of Annex A to the Second Amendment, dated as of August 25, 1997, to this Agreement.

          "Debt": as at any date of determination with respect to the U.S. Borrower and its Consolidated Subsidiaries, an amount equal to the excess of (a) the sum (without duplication) of (i) all Indebtedness (other than Indebtedness referred to in clauses (e) through (h) of the definition thereof) of the U.S. Borrower and its Consolidated Subsidiaries which in accordance with GAAP would be included as a liability on a consolidated balance sheet (excluding the notes thereto) of the U.S. Borrower and its Consolidated Subsidiaries as at such date, including, without limitation, the Aggregate Total Outstandings of all Lenders, and the aggregate principal amount of all Senior Notes, in each case, as at such date, (ii) all Guarantee Obligations of the U.S. Borrower and its Consolidated Subsidiaries in respect of Indebtedness (other than Indebtedness referred to in clauses (e) through (h) of the definition thereof) as at such date and (iii) all obligations of the U.S. Borrower or any of its Subsidiaries incurred in connection with any securitization or other asset-backed financing of Receivables as at such date to the extent such obligations are excluded from the definition of Permitted Securitization Obligations as at such date by operation of the proviso to the definition thereof, over (b) to the extent included in clause (a) above, the sum (without duplication) of (i) all Indebtedness of Case Credit and its Subsidiaries as at such date, (ii) all Guarantee Obligations of the U.S. Borrower or any of its Subsidiaries in respect of Indebtedness of HFI and CDC, (iii) Guarantee Obligations of the U.S. Borrower or any of its Subsidiaries (other than Case Credit and its Subsidiaries) in respect of Indebtedness of Case Credit and its Subsidiaries, (iv) Permitted Securitization Obligations as at such date, (v) all Guarantee Obligations of the U.S. Borrower or any of its Subsidiaries in respect of Indebtedness of Affiliates of the U.S. Borrower (other than HFI and CDC) to the extent such Guarantee Obligations do not exceed an aggregate principal amount of $100,000,000 on such date of determination and (vi) Case Credit Subordinated Debt.

          "Indebtedness": of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person as lessee under Financing Leases, (d) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, (f) all net liabilities of such Person in respect of Interest Rate Agreements, (g) all Guarantee Obligations in respect of Indebtedness referred to in clauses (a) through (f) (or any of them) of this definition and (h) if such Person is the U.S. Borrower or any of its Subsidiaries, all obligations of the U.S. Borrower or any such Subsidiary incurred in connection with any securitization or other asset-backed financing of Receivables to the extent such obligations are excluded from the definition of Permitted Securitization Obligations by operation of the proviso to the definition thereof; provided, however, notwithstanding the foregoing, Permitted Vendor Financing Obligations shall not constitute Indebtedness under this definition.

          "Permitted Vendor Financing Obligations": (i) any Guarantee Obligation of the U.S. Borrower or its Consolidated Subsidiaries in respect of Case Vendor Financing, but only to the extent that the underlying principal amount of Indebtedness subject to such Guarantee Obligation is secured or otherwise funded by the U.S. Borrower or its Consolidated Subsidiaries with cash or other marketable instruments (including, without limitation, pledges of deposit accounts, notes, bonds, certificates of deposit, or other documents or instruments) and (ii) any Guarantee Obligation of the U.S. Borrower or its Consolidated Subsidiaries in respect of Case Vendor Financing, where Case Credit or one of its Subsidiaries has a Guarantee Obligation in respect of the same principal amount and the U.S. Borrower has an agreement in writing with Case Credit which states that Case Credit will fully indemnify the U.S. Borrower in the event that the U.S. Borrower is called upon to provide funds in connection with such Guarantee Obligation and which agreement is enforceable by the General Administrative Agent or the Lenders.

          "Threshold Amount":  U.S.$60,000,000.

          3. Amendments to Section 12 of the Credit Agreement. (a) Subsection 12.1(a) of the Credit Agreement is amended by deleting the word "and" at the end of such subsection and inserting the following proviso in lieu thereof:

          "provided, however, notwithstanding the foregoing, in the case of the Canadian Borrower the financial statements delivered pursuant hereto shall be unaudited; and"

          (b) Subsection 12.2(a) of the Credit Agreement is amended by inserting the following proviso at the end of such subsection:

          "provided, however, notwithstanding the foregoing, in the case of the Canadian Borrower, no such certificate shall be required;"

          (c) Subsection 12.7(c) of the Credit Agreement is amended by deleting the phrase "$60,000,000 or more" contained therein and inserting in lieu thereof the phrase "equal to or greater than the Threshold Amount".

          4. Amendment to Section 13 of the Credit Agreement. Subsection 13.2 of the Credit Agreement is amended by (a) deleting the word "or" at the end of paragraph (j) thereof, (b) relettering paragraph (k) thereof to become paragraph
(l) thereof and by deleting the phrase "clauses (a) to (j)" contained in such paragraph (l) in its entirety and inserting in lieu thereof the phrase "clauses
(a) to (k)" and (c) inserting the following new paragraph (k) thereto:

               (k) Liens on funds (including on deposit accounts, notes, bonds, certificates of deposit, or other documents or instruments evidencing such funds) in favor of a Person which is providing Case Vendor Financing where such funds have been provided to such Person directly or indirectly by the U.S. Borrower or any of its Subsidiaries to fund such Case Vendor Financing; or

          5. Amendment to Section 15 of the Credit Agreement. (a) Section 15(e) of the Credit Agreement is amended by deleting the amount "$60,000,000" contained therein and inserting in lieu thereof the phrase "equal to the Threshold Amount".

          (b) Section 15(h) of the Credit Agreement is amended by deleting the phrase "of $60,000,000 or more" contained therein and inserting in lieu thereof the phrase "in an amount equal to or greater than the Threshold Amount".

          6. Conditions to Effectiveness. This Second Amendment shall become effective on the date (the "Second Amendment Effective Date") on which the Borrowers, the General Administrative Agent and the Majority Lenders shall have executed and delivered to the General Administrative Agent this Second Amendment.

          7. Representations and Warranties. The representations and warranties made by the Borrowers in the Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date, after giving effect to the effectiveness of this Second Amendment, as if made on and as of the Second Amendment Effective Date.

          8. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          9. Governing Law. This Second Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          10. Counterparts. This Second Amendment may be executed by one or more of the parties to this Second Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Second Amendment signed by all the parties shall be lodged with the U.S. Borrower and the General Administrative Agent. This Second Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              CASE CORPORATION


                              By: /s/ ??????????????????????
                                  -------------------------------
                              Title: Vice President and Treasurer


                              CASE CANADA CORPORATION/CORPORATION
                              CASE CANADA


                              By: /s/ ??????????????????????
                                  -------------------------------
                              Title: Vice President and Treasurer


                              THE CHASE MANHATTAN BANK, as General
                              Administrative Agent and a Lender


                              By: /s/ Thomas H. Koziack
                                  ------------------------
                              Title:  Thomas H. Koziack
                                      Vice President


                              THE CHASE MANHATTAN BANK OF CANADA


                              By: /s/ Christine Chan     /s/ Arun K. Berry
                                  ------------------     -----------------
                              Title:  Christine Chan         Arun K. Berry
                                      Vice President         Vice President
                              Title:

                              THE BANK OF NOVA SCOTIA, as
                              a Lender


                              By: /s/ F.C.H. Ashby
                                 -----------------------------------
                                      F.C.H. Ashby
                              Title:  Senior Manager Loan Operations


                              By: /s/ Sharron D. McIntyre
                                 -----------------------------------
                                      Sharron D. McIntyre
                              Title:  Relationship Manager


                              ABN AMRO BANK N.V. CHICAGO BRANCH


                              By: /s/ Douglas R. Elliott
                                 -----------------------------------
                                      Douglas R. Elliott
                              Title:  Vice President


                              By: /s/ John J. Mack
                                 -----------------------------------
                                      John J. Mack
                              Title:  Vice President


                              ARAB BANKING CORPORATION (B.S.C.)


                              By: /s/ Grant E. McDonald
                                 -----------------------------------
                                      Grant E. McDonald
                              Title:  Vice President


                              THE ASAHI BANK, LTD., CHICAGO BRANCH


                              By: /s/ Nobuo Suzuki
                                 -----------------------------------
                                      Nobuo Suzuki
                              Title:  General Manager

                              AUSTRALIA AND NEW ZEALAND BANKING
                              GROUP LIMITED


                              By: /s/
                                 ----------------------------------
                              Title: First Vice President


                              BANK AUSTRIA AKTIENGESELLSCHAFT


                              By: /s/
                                 ----------------------------------
                              Title: Vice President


                              By: /s/ Jeanene Ball
                                 ----------------------------------
                                      Jeanene Ball
                              Title:  Assistant Vice President


                              BANCA COMMERCIALE ITALIANA, CHICAGO
                              BRANCH


                              By: /s/
                                 ----------------------------------
                              Title: Senior Vice President &
                                     Branch Manager


                              By: /s/
                                 ----------------------------------
                              Title: Vice President


                              BANCA COMMERCIALE ITALIANA OF CANADA


                              By: /s/ John F. Gundy
                                 ----------------------------------
                                      John F. Gundy
                              Title:  Senior Vice President - Credit


                              By: /s/ Massimo Osti
                                 ----------------------------------
                                      Massimo Osti
                              Title:  Executive Vice President

                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION


                              By: /s/
                                 --------------------------------
                              Title: Managing Director


                              BANK OF AMERICA CANADA


                              By: /s/
                                 --------------------------------
                              Title: Vice President


                              BANK OF HAWAII


                              By: /s/
                                 --------------------------------
                              Title: Vice President


                              BANK OF MONTREAL


                              By: /s/ Peter E. Walsh
                                  -------------------------------
                                      Peter E. Walsh
                              Title:  Director


                              THE BANK OF NEW YORK


                              By: /s/ Mark Fonts
                                  -------------------------------
                                      Mark Fonts
                              Title:  Assistant Vice President


                              THE BANK OF TOKYO - MITSUBISHI LTD., CHICAGO
                              BRANCH


                              By: /s/ Hajime Watanabe
                                  -------------------------------
                                      Hajime Watanabe
                              Title:  Deputy General Manager

                               BANQUE NATIONALE DE PARIS


                              By: /s/ Jo Ellen Bender
                                 --------------------------------
                              Title: Jo Ellen Bender
                                     Vice President & Manager


                              CAISSE NATIONALE DE CREDIT AGRICOLE


                              By: /s/ W. Leroy Startz
                                 --------------------------------
                              Title:  W. Leroy Startz
                                      First Vice President


                              CANADIAN IMPERIAL BANK OF COMMERCE


                              By: /s/ Timothy E. Doyle
                                 --------------------------------
                              Title:  Timothy E. Doyle
                                      Managing Director, CIBC Wood Gundy
                                      Securities Corp., as Agent


                              THE CHUO TRUST & BANKING CO., LTD. NEW YORK AGENCY


                              By: /s/ Masayuki Sawaguri
                                 --------------------------------
                              Title:  Masayuki Sawaguri
                                      Deputy General Manager


                              CITIBANK, N.A.


                              By: /s/ Marjorie Futornick
                                 --------------------------------
                              Title: Marjorie Futornick
                                     Vice President

                              CITIBANK CANADA


                              By: /s/ David R. Wingfelder
                                 --------------------------------
                              Title:  David R. Wingfelder
                                      Vice President


                              COMMERZBANK AKTIENGESELLSCHAFT, CHICAGO BRANCH


                              By: /s/ Paul Karlin
                                 --------------------------------
                              Title:  Paul Karlin
                                      Assistant Vice President


                              By: /s/ J. Timothy Shortly
                                 --------------------------------
                              Title:  J. Timothy Shortly
                                      Senior Vice President


                              COOPERATIVE CENTRALE RAIFFEISEN-BOERENLEENBANK
                              B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH


                              By: /s/ Johannes F. Breukhoven
                                 --------------------------------
                              Title:  Johannes F. Breukhoven
                                      Vice President


                              By: /s/ W. Pieter C. Kodde
                                 --------------------------------
                              Title:  W. Pieter C. Kodde
                                      Vice President


                              CREDIT LYONNAIS CHICAGO BRANCH


                              By: /s/ Sandra E. Horwitz
                                 --------------------------------
                              Title:  Sandra E. Horwitz
                                      Senior Vice President
                                      Branch Manager

                              CREDIT SUISSE FIRST BOSTON


                              By: /s/ Geoffrey M. Craig
                                 ----------------------------
                                      Geoffrey M. Craig
                              Title:  Vice President


                              By: /s/ Kristinn R. Kristinsson
                                 ----------------------------
                                      Kristinn R. Kristinsson
                              Title:  Assistant Vice President


                              THE DAI-ICHI KANGYO BANK, LTD.


                              By: /s/ Masayoshi Komaki
                                 ----------------------------
                                      Masayoshi Komaki
                              Title:  Vice President


                              THE FIRST NATIONAL BANK OF CHICAGO


                              By: /s/ ???????????????
                                 ----------------------------
                              Title:  Authorized Agent


                              THE FUJI BANK, LIMITED


                              By: /s/ Peter L. Chinnici
                                 ----------------------------
                                      Peter L. Chinnici
                              Title:  Joint General Manager


                              HERITAGE BANK AND TRUST


                              By: /s/ ???????????????
                                 ----------------------------
                              Title:  Vice President

                              THE INDUSTRIAL BANK OF JAPAN, LTD.


                              By: /s/
                                 --------------------------------
                              Title:  Joint General Manager


                              ISTITUTO BANCARIO SAN PAOLO DI
                              TORINO SPA


                              By: /s/
                                 --------------------------------
                              Title:  Deputy General Manager


                              By: /s/
                                 --------------------------------
                              Title:  Vice President


                              THE LTCB TRUST COMPANY, NEW YORK


                              By: /s/ Douglas A. Whiddon
                                 --------------------------------
                                      Douglas A. Whiddon
                              Title:  Senior Vice President


                              MELLON BANK, N.A.


                              By: /s/ J. M. Anderson
                                 --------------------------------
                                      J. M. Anderson
                              Title:  Vice President


                              THE MITUSI TRUST AND BANKING COMPANY,
                              LTD. - NEW YORK BRANCH


                              By: /s/
                                 --------------------------------
                              Title:  Vice President
                                      Corporate Finance

                              MORGAN GUARANTY TRUST COMPANY OF
                              NEW YORK


                              By: /s/ Charles H. King
                                 ----------------------------------
                                      Charles H. King
                              Title:  Vice President


                              J.P. MORGAN CANADA


                              By: /s/ John Maynard
                                 ----------------------------------
                                      John Maynard
                              Title:  Vice President and Controller


                              NATIONAL AUSTRALIA BANK LIMITED


                              By: /s/ Charles H. King
                                 ----------------------------------
                                      Charles H. King
                              Title:  Vice President


                              NATIONSBANK, N.A.


                              By: /s/ Mary Carol Daly
                                 ----------------------------------
                                      Mary Carol Daly
                              Title:  Vice President


                              NORDDEUTSCHE LANDESBANK GIROZENTRALE
                              NEW YORK BRANCH AND/OR CAYMAN ISLANDS
                              BRANCH


                              By: /s/ Stephen R. Hunter
                                 ----------------------------------
                                      Stephen R. Hunter
                              Title:  Senior Vice President


                              By: /s/ Josef Haas
                                 ----------------------------------
                                      Josef Haas
                              Title:  Assistant Vice President

                              THE NORTHERN TRUST COMPANY


                              By: /s/
                                  -----------------------------------
                              Title:


                              PT. BANK NEGARA INDONESIA (PERSERO)


                              By: /s/ Dewa Suthapa
                                  -----------------------------------
                                      Dewa Suthapa
                              Title:  General Manager


                              ROYAL BANK OF CANADA


                              By: /s/ Patrick K. Shields
                                  -----------------------------------
                                      Patrick K. Shields
                              Title:  Senior Manager


                              THE SAKURA BANK, LIMITED


                              By: /s/ Shunji Sakurai
                                  -----------------------------------
                                      Shunji Sakurai
                              Title:  Joint General Manager


                              THE SANWA BANK, LIMITED, CHICAGO BRANCH


                              By: /s/ Joseph P. Howard
                                  -----------------------------------
                                      Joseph P. Howard
                              Title:  Vice President

                              SOCIETE GENERALE


                              By: /s/
                                 ---------------------------------
                              Title:  Vice President


                              THE SUMITOMO BANK, LTD., CHICAGO
                              BRANCH


                              By: /s/ Hiroyuki Iwami
                                 ---------------------------------
                                      Hiroyuki Iwami
                              Title:  Joint General Manager


                              THE SUMITOMO TRUST & BANKING CO., LTD.
                              NEW YORK BRANCH


                              By: /s/ Suraj Bhatia
                                 ---------------------------------
                                      Suraj Bhatia
                              Title:  Senior Vice President


                              THE TOKAI BANK, LIMITED CHICAGO BRANCH


                              By: /s/ Masanori Nakagawa
                                 ---------------------------------
                                      Masanori Nakagawa
                              Title:  Joint General Manager


                              TORONTO DOMINION (TEXAS), INC.


                              By: /s/
                                 ---------------------------------
                              Title:  Vice President


                              THE TORONTO-DOMINION BANK


                              By: /s/
                                 ---------------------------------
                              Title:  Manager

                              UNION BANK OF CALIFORNIA, N.A.


                              By: /s/
                                 ---------------------------------
                              Title:  Assistant Vice President


                              By: /s/
                                 ---------------------------------
                              Title:  Assistant Vice President


                              WACHOVIA BANK OF GEORGIA, N.A.


                              By: /s/ Elizabeth Schrock
                                 ---------------------------------
                                      Elizabeth Schrock
                              Title:  Vice President


                              WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                              NEW YORK BRANCH


                              By: /s/ Salvatore Battinelli
                                 ---------------------------------
                                      Salvatore Battinelli
                              Title:  Vice President
                                      Credit Department


                              By: /s/ Lisa Walsh
                                 ---------------------------------
                                      Lisa Walsh
                              Title:  Associate


                              THE YASUDA TRUST & BANKING COMPANY, LTD.


                              By: /s/ Joseph C. Meek
                                 ---------------------------------
                                      Joseph C. Meek
                              Title:  Deputy General Manager

                                                                         Annex A
                                                                         -------


                       FORM OF SUBORDINATION PROVISIONS


          1. This Note shall be subordinate and junior in right of payment to all indebtedness, obligations and liabilities of the Case Corporation (the "Company") and its subsidiaries (including indebtedness of others guaranteed by the Company, but excluding trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), whether now existing or hereafter created, including, without limitation, all indebtedness, obligations and liabilities of the Company arising out of or in connection with the Revolving Credit and Guarantee Agreement, dated as of August 23, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Company, Case Canada Corporation/Corporation Case Canada (the "Canadian Borrower"), the Foreign Subsidiary Borrowers parties thereto, the Co-Agents named therein, the Lead Managers named therein, the several banks and other financial institutions from time to time parties thereto (the "Lenders"), The Bank of Nova Scotia, as Canadian Administrative Agent, and The Chase Manhattan Bank, as General Administrative Agent, or otherwise, including, without limitation, principal, interest (including any interest accruing subsequent to the commencement of bankruptcy, insolvency or similar proceedings with respect to the Company or any of its subsidiaries whether or not such interest constitutes an allowed claim in any such proceeding) and commitment and facility fees (said indebtedness, obligations and liabilities being hereinafter called the "Superior Indebtedness").

          2. As used in this Note the term "subordinate and junior in right of payment" shall mean that:

          (a) No part of this Note shall have any claim to the assets of the Company or any of its subsidiaries on a parity with or prior to the claim of the Superior Indebtedness. Unless and until the Superior Indebtedness shall have been paid in full, the holder of this Note will not take, demand or receive, and neither the Company nor its subsidiaries will make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, any payment or security for the whole or any part of the principal of or interest on this Note, provided, however, that so long as no Default or Event of Default described in the Credit Agreement shall have occurred and be continuing, or would be in existence immediately after giving effect thereto, the Company or its subsidiaries may pay principal, interest and fees on the indebtedness evidenced hereby when and as, and only when and as, the same becomes due and payable in accordance with the terms and conditions hereof in effect on the date hereof.

          (b) In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the property, assets or business of the Company, its Material Subsidiaries (as such term is defined in the Credit Agreement), or any subsidiary which is a debtor pursuant to the terms hereof (each a "Debtor Subsidiary"), or the proceeds thereof, to any creditor or creditors of the Company, its Material Subsidiaries, or any Debtor

     Subsidiary, or upon any indebtedness of the Company, its Material Subsidiaries or any Debtor Subsidiary, by reason of any liquidation, dissolution or other winding up of the Company, any Material Subsidiary, or any Debtor Subsidiary, or their businesses or by reason of any sale, receivership, insolvency or bankruptcy proceedings or assignment for the benefit of creditors or any proceeding by or against the Company, any Material Subsidiary or any Debtor Subsidiary for any relief under any bankruptcy, reorganization or insolvency law or laws, federal or state, or any law, federal or state, relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extension, or in the event of the occurrence and during the continuation of any Event of Default described in the Credit Agreement, then and in any such event, any payment or distribution of any kind or character, whether in cash, property or securities which, but for the subordination provisions of this Note, would otherwise be payable or deliverable upon or in respect of this Note, shall instead be paid over or delivered to the Lenders for application on account of the Superior Indebtedness, and the holder of this Note shall not receive any such payment or distribution or any benefit therefrom.

          3. The holder of this Note hereby agrees, under the circumstances set forth in Paragraph 2(b) hereof, duly and promptly to take such action as may be requested at any time and from time to time by the Lenders to collect this Note for the account of the holders of Superior Indebtedness and to file appropriate proofs of claim in respect thereof, to deliver this Note to the Lenders on demand therefor, and to execute and deliver such powers of attorney, assignments or other instruments as may be requested by the Lenders in order to enable the Lenders to enforce any and all claims upon or in respect of this Note and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or in respect of this Note.

          4. Should any payment or distribution or security, or the proceeds of any thereof, be collected or received by the holder of this Note in respect of this Note, and such collection or receipt is not expressly permitted hereunder prior to the payment in full of the Superior Indebtedness, the holder hereof will forthwith deliver the same to the Lenders, for the account of the holders of Superior Indebtedness, in precisely the form received (except for the indorsement or the assignment of the holder hereof where necessary) and, until so delivered, the same shall be held in trust by the holder hereof as the property of the holders of Superior Indebtedness.

          5. Subject to the payment in full of the Superior Indebtedness, the holder of this Note shall be subrogated to the rights of the holder of Superior Indebtedness to receive payments or distributions of assets of the Company made on the Superior Indebtedness until the principal of and interest on this Note shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of Superior Indebtedness of any cash, property or securities to which the holder of this Note would be entitled except for these provisions shall, as between the Company and its subsidiaries, its creditors other than the
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                                                                               3

holders of Superior Indebtedness and the holder of this Note, be deemed to be a payment by the Company and its subsidiaries to or on account of Superior Indebtedness, it being understood that these provisions are and are intended solely for the purpose of defining the relative rights of the holder of this Note, on the one hand, and the holders of Superior Indebtedness, on the other hand.

          6. The holder of this Note hereby waives any and all notice of renewal, extension or accrual of any of the Superior Indebtedness, present or future, and agrees and consents that without notice to or assent by the holder hereof:

               (i) the obligations and liabilities of the Company and its subsidiaries or any other party or parties for or upon the Superior Indebtedness (and/or any promissory note(s), security document or guaranty evidencing or securing the same) may, from time to time, in whole or in part, be renewed, extended, modified, amended, accelerated, compromised, supplemented, terminated, sold, exchanged, waived or released;

               (ii) the Lenders may exercise or refrain from exercising any right, remedy or power granted by the Credit Agreement or any other document creating, evidencing or otherwise related to the Superior Indebtedness or at law, in equity, or otherwise, with respect to the Superior Indebtedness or any collateral security or lien (legal or equitable) held, given or intended to be given therefor (including, without limitation, the right to perfect any lien or security interest created in connection therewith);

               (iii) any and all collateral security and/or liens (legal or equitable) at any time, present or future, held, given or intended to be given for the Superior Indebtedness, and any rights or remedies of the Lenders in respect thereof, may, from time to time, in whole or in part, be exchanged, sold, surrendered, released, modified, waived or extended by the Lenders; and

               (iv) any balance or balances of funds with the Lenders at any time standing to the credit of the Company or any guarantor of any of the Superior Indebtedness may, from time to time, in whole or in part, be surrendered or released;

all as the Lenders may deem advisable and all without impairing, abridging, diminishing, releasing or affecting the subordination to the Superior Indebtedness provided for herein.

          7. The holder of this Note acknowledges and agrees that the Lenders have relied upon and will continue to rely upon the subordination provided for herein in making the loans provided for in the Credit Agreement and in otherwise extending credit to the Company and its subsidiaries. The holder hereof hereby waives notice of or proof of reliance hereon and protest, demand for payment and notice of default.
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                                                                               4

          8. The Lenders shall not be prejudiced in their right to enforce the subordination contained herein in accordance with the terms hereof by any act or failure to act on the part of the Company and its subsidiaries.

          9. The subordination provisions contained herein are for the benefit of the Lenders and may not be rescinded, cancelled, amended or modified in any way without the prior written consent thereto of the Lenders.